Exhibit 4.2

MINERVA SURGICAL, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

December 19, 2012

TABLE OF CONTENTS

(Continued)

		Page
5.8	Titles and Subtitles	21
5.9	Counterparts	21
5.10	Telecopy Execution and Delivery	21
5.11	Jurisdiction; Venue	21
5.12	Further Assurances	21
5.13	Attorneys’ Fees	21
5.14	Aggregation of Stock	21

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MINERVA SURGICAL, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of December 19, 2012, by and among Minerva Surgical, Inc., a Delaware corporation (the “Company”), and the persons and entities (each, an “Investor” and collectively, the “Investors”) listed on Exhibit A hereto. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS: The Company and certain of the Investors are parties to that certain Amended and Restated Investors’ Rights Agreement dated May 18, 2011 by and among the Company and those persons and entities set forth on Exhibit A thereto (the “Previous Agreement”);

WHEREAS: Certain of the Investors are parties to the Series D Preferred Stock Purchase Agreement of even date herewith, among the Company and the Investors listed on the Schedule of Investors thereto (the “Purchase Agreement”), and it is a condition to the closing of the sale of shares of the Company’s Series D Preferred Stock to the Investors listed on such Schedule of Investors that the Investors and the Company execute and deliver, and amend and restate in its entirety the Previous Agreement with, this Agreement.

NOW, THEREFORE: In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1

Definitions

1.1 Certain Definitions. As used in this Agreement, the following terms have the meanings set forth below:

(a) “Board” means the Company’s board of directors.

(b) “Change of Control” shall mean a Liquidation Event as defined in Article V, Section 3(d) of the Restated Certificate.

(c) “Closing” means the date of the sale of shares of the Company’s Series D Preferred Stock pursuant to the Purchase Agreement.

(d) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(g) “Holder” means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(h) “Indemnified Party” has the meaning set forth in Section 2.6(c) hereto.

(i) “Indemnifying Party” has the meaning set forth in Section 2.6(c) hereto.

(j) “Initial Public Offering” shall mean a Qualified Public Offering as defined in Article V, Section 4(b) of the Restated Certificate.

(k) “Initiating Holders” means any Holder or Holders who in the aggregate hold at least 66 2/3% of the outstanding Registrable Securities.

(l) “New Securities” has the meaning set forth in Section 4.1(a) hereto.

(m) “Other Selling Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(n) “Other Shares” means shares of Common Stock, other than Registrable Securities (as defined below), (including shares of Common Stock issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with respect to which registration rights have been granted.

(o) “Registrable Securities” means (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(p) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(q) “Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(r) “Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation, filed on or about the date hereof.

(s) “Restricted Securities” means any Registrable Securities required to bear the first legend set forth in Section 2.8(c) hereof.

(t) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(u) “Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(v) “Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(w) “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(x) “Shares” means shares of the Company’s Series A Preferred Stock, shares of the Company’s Series B Preferred Stock, shares of the Company’s Series C Preferred Stock and shares of the Company’s Series D Preferred Stock.

(y) “Significant Holder” means each Holder who owns at least 1,500,000 Shares or shares of Common Stock issued upon conversion of the Shares (each as presently constituted and subject to subsequent adjustments for any stock split, stock dividend, combination of shares, reorganization, recapitalization, reclassification or the like).

(z) “Withdrawn Registration” means a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

Section 2

Registration Rights

2.1 Requested Registration.

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Initiating Holders), the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i) Before the earlier of: (i) the five (5) year anniversary of the date of this Agreement or (ii) one hundred eighty (180) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) with aggregate gross proceeds of less than $10,000,000;

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations which have been declared or ordered effective and pursuant to which securities have been sold and (y) Withdrawn Registrations);

(v) During the period starting with the date sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided, however, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or

(vi) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 hereof.

(c) Deferral. If (i) in the good faith judgment of the Board, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

(d) Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.

(e) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among the Initiating Holders pro rata based on the number of Registrable Securities held by all such Initiating Holders; (ii) second, among all Holders of Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders; (iii) third, to the Other Selling Stockholders; and (iv) fourth, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company. In no event shall any Registrable Securities of the Initiating Holders be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to all Holders and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and other Selling Stockholders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Selling Stockholders other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Public Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.2(b), the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Registration on Form S-3.

(a) Request for Form S-3 Registration. After an Initial Public Offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from a Holder or Holders who hold in the aggregate not less than twenty percent (20%) of the then outstanding Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii) or 2.1(b)(v);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $l,000,000; or

(iii) If, in a given twelve-month period, the Company has effected two (2) such registrations in such period.

(c) Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Sections 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of at least 66 2/3% of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of at least 66 2/3% of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period of ending on the earlier of the date which is one hundred twenty (120) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto.

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(h) In connection with any underwritten offering, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder, severally and not jointly, will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided, further that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Restrictions on Transfer.

(a) The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until (x) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, except for transfers permitted under Section 2.8(b), and (y):

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) Such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, such Holder shall have furnished the Company, at its expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(b) Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to (x) a parent, subsidiary or other affiliate of Holder that is a corporation, or (y) any of its partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of its partners, members or other equity owners or retired partners, retired members or other equity owners, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such disposition and shall have furnished the Company with a reasonably detailed description of the manner and circumstances of the proposed disposition.

(c) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(d) The first legend referring to federal and state securities laws identified in Section 2.8(c) hereof stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration or qualification.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Market Stand-Off Agreement. If requested by the Company and its underwriters, each Holder hereby agrees that such Holder shall not, without the prior written consent of the managing underwriter, sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the date of the final prospectus relating to the Company’s Initial Public Offering (the “Lock-Up Period”). The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(c) hereof with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The foregoing provisions of this Section 2.10 shall apply only to the Company’s Initial Public Offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10. In the event any Holder, officer, director or greater than one percent (1%) stockholder of the Company is released from the provisions of this Section 2.10, each other such party shall also be released therefrom.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, if (i) during the last seventeen (17) days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 2.10 shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to (i) a transferee or assignee acquiring all of such Holder’s shares of Registrable Securities, (ii) another Holder that has already been granted such rights, (iii) a transferee or assignee acquiring at least ten percent (10%) of the Company’s outstanding Common Stock (assuming full conversion of the Shares into Common Stock) at the time of such transfer or assignment, (iv) a transferee or assignee who, after such transfer or assignment, holds at least 136,170 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization), or (v) an affiliated limited partnership, limited partner, general partner or other affiliate of Holder; provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 hereof and applicable securities laws, (ii) the Company is given written notice before said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding at least 66 2/3% of the Registrable Securities then held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 2.1, 2.2 or 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.2 or 2.3 shall terminate on the earlier of (i) as to any Holder, such date after the Initial Public Offering at which such Holder (A) can sell all shares held by it in compliance with Rule 144 or (B) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144, and (ii) five (5) years after the closing of the Company’s Initial Public Offering.

Section 3

Information Covenants of the Company

The Company hereby covenants and agrees, as follows:

3.1 Basic Financial Information and Inspection Rights.

(a) Basic Financial Information. The Company will furnish the following reports to each Significant Holder:

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by independent public accountants of recognized national standing selected by the Company.

(ii) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with U.S. generally accepted accounting principles consistently applied.

(iii) As soon as practicable after the end of each month, and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such monthly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(iv) At least thirty (30) days before the beginning of each fiscal year an operating plan for such fiscal year forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year.

3.2 Inspection. The Company shall permit each Significant Holder, at such Significant Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Significant Holder; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

3.3 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Holder whom the Board reasonably determines to be a competitor or an officer, employee, director or holder of more than two percent (2%) of the capital stock of a competitor. Each Holder acknowledges that the information received by them pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally.

3.4 Compensation Committee. The Board shall establish a compensation committee to, among other things, review and determine the compensation of the Company’s executive officers, on which committee at least one Series B Director (as defined in the Restated Certificate) and the Series C Director (as defined in the Restated Certificate) shall be members.

3.5 Board Observer. The Company shall invite a representative of each of New Enterprise Associates 13, Limited Partnership and its affiliates, Vivo Ventures Fund VII, L.P. and its affiliates, Versant Ventures IV, LLC and its affiliates (the “Observers”) , to attend all meetings of the Board (and any committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representatives copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative unless such representative is willing to sign a customary non-disclosure agreement.

3.6 Director Expenses. The Company shall reimburse all directors and the Observers for any reasonable out of pocket expenses incurred in connection with their attendance at meetings of the Board or any committee thereof or other activities in connection with the performance of their service in such capacity.

3.7 D&O Insurance. As soon as practicable following the date hereof, the Company will obtain Directors & Officers’ liability insurance with terms and policy limits satisfactory to the Board and shall thereafter continue to maintain such insurance in full force and effect.

3.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

3.9 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Board.

3.10 Options Vesting. All options or stock grants granted pursuant to the Company’s 2008 Stock Plan or any subsequent equity incentive plan shall be approved by the Board and, unless otherwise approved by the Board, shall vest as follows: twenty-five percent (25%) of the shares subject to such option shall vest on the first anniversary of the vesting commencement date thereof, with the remaining 75% of the shares subject to such option vesting in equal monthly installments over the next thirty-six (36) months thereafter.

3.11 FIRPTA Compliance. The Company shall provide prompt notice to New Enterprise Associates 13, Limited Partnership (“NEA”) and any other Significant Holder following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by NEA or any other Significant Holder, the Company shall provide NEA or such requesting Significant Holder with a written statement informing such party whether their (or its request affiliates) interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to NEA and the Significant Holder shall be delivered to NEA and the Significant Holder within ten (10) days of NEA’s or such Significant Holder’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.

3.12 Qualified Small Business Stock. The Company shall use reasonable efforts to ensure that the Shares issued by the Company to the Investors will meet each of the requirements for qualification as “qualified small business stock” set forth in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company agrees to submit to the Investors and to the Internal Revenue Service, if necessary, any reports that may reasonably be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within ten (10) days after any Investors’ written request therefor, the Company shall deliver to such Investor information in the Company’s possession which is reasonably requested by the Investor to enable such Investor to determine whether such Investors’ interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

3.13 Termination of Covenants. Except for Section 3.6, Section 3.7, and Section 3.8, the covenants set forth in this Section 3 shall terminate and be of no further force and effect after the earlier of the date of closing for: (i) an Initial Public Offering; or (ii) a Change of Control.

Section 4

Right of First Refusal

4.1 Right of First Refusal to Significant Holders. The Company hereby grants to each Significant Holder the right of first refusal to purchase its pro rata share of New Securities (as defined in this Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Significant Holder’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (a) the number of shares of Common Stock owned by such Significant Holder immediately before the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Significant Holder) to (b) the total number of shares of Common Stock outstanding immediately before the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants).

(a) “New Securities” means any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i) the Shares and any shares of Common Stock issued upon conversion of the Shares;

(ii) the Shares issued pursuant to the Purchase Agreement.

(iii) securities issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements approved by the Board, or upon exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire securities granted to such parties pursuant to any such plan or arrangement;

(iv) securities issued pursuant to the conversion or exercise of any outstanding convertible or exercisable securities as of this date of this Agreement;

(v) securities issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board and primarily for non-equity financing purposes;

(vi) securities issued or issuable as a dividend or distribution on Preferred Stock of the Company or pursuant to any event for which adjustment is made pursuant to Sections 4(e), 4(f) or 4(g) of Article V of the Restated Certificate;

(vii) securities issued pursuant to a Qualified Public Offering (as defined in the Restated Certificate);

(viii) securities issued or issuable pursuant to the acquisition of a bona fide operating corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board;

(ix) securities issued or issuable to banks, equipment lessors or other financial institutions pursuant to a debt financing or commercial leasing transaction approved by the Board and primarily for non-equity financing purposes;

(x) securities issued or issuable in connection with any settlement of any action, suit, proceeding or litigation approved by the Board;

(xi) securities issued or issuable to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board and primarily for non-equity financing purposes;

(xii) securities of the Company which are otherwise excluded by the affirmative vote or consent of the holders of at least 66 2/3% of the shares held by the Significant Holders then outstanding; and

(xiii) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (xii) above.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Significant Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Significant Holder shall have twenty (20) days after any such notice is delivered to agree to purchase such Significant Holder’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall promptly, in writing, inform each Significant Holder that elects to purchase all the shares available to it (a “Fully-Exercising Holder”) of any other Significant Holder’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Holder may elect to purchase that portion of the Shares for which Significant Holders were entitled to subscribe, but which were not subscribed for by the Significant Holder, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Fully-Exercising Holder bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Holders who wish to purchase some of the unsubscribed shares.

(c) In the event the Significant Holders fail to exercise fully the right of first refusal within said twenty (20) day period (the “Election Period”), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Significant Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Significant Holders delivered pursuant to Section 4.1(b). In the event the Company has not sold within such ninety (90) day period following the Election Period, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Significant Holders in the manner provided in this Section 4.1.

(d) The rights provided in this Section 4.1 may not be assigned or transferred by any Significant Holder; provided, however, that a Significant Holder may assign or transfer such rights to its affiliates.

(e) The right of first refusal granted under this Agreement shall expire upon, and shall terminate and be of no further force and effect upon the first to occur of: (i) an Initial Public Offering or (ii) a Change of Control.

Section 5

Miscellaneous

5.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding at least 66 2/3% of the Registrable Securities issued pursuant to the Purchase Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that the provisions of Sections 3.1, 3.2 and 4.1 may not be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and holders of at least 66 2/3% of the Registrable Securities held by the Significant Holders. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of and subject to this Section 5.1, the holders of at least 66 2/3% of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

5.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to an Investor, at the Investor’s address, facsimile number or electronic mail address as shown in the exhibits to this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any Holder, at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, one copy should be sent to Minerva Surgical, Inc., 20195 Stevens Creek Blvd. #120, Cupertino, CA 95014, facsimile number: 408-689-9619, Attn: President, or at such other address as the Company shall have furnished to the Investors, with a copy to Philip Oettinger, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, facsimile number 650-493-6811.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or overnight courier service of recognized standing, when delivered, (ii) if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, or (iii) four (4) days after being deposited in the U.S. mail, first class with postage prepaid.

5.3 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

5.4 Successors and Assigns. Subject to the terms herein, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein. This Agreement amends, restates, and supersedes, in its entirety, the Previous Agreement, which shall be of no further force or effect.

5.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

5.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.11 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

5.12 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.13 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.14 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds or venture capital funds under common investment management) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

COMPANY

Minerva Surgical, Inc. a Delaware corporation

/s/ David Clapper
David Clapper
President and Chief Executive Officer

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures Fund VII, L.P.

By:	Vivo Ventures VII, LLC
Its:	General Partner

	By:	/s/ Albert Cha
Albert Cha
Managing Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures VII Affiliates Fund, L.P.

By:	Vivo Ventures VII, LLC
Its:	General Partner

	By:	/s/ Albert Cha
Albert Cha
Managing Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

VERSANT VENTURE CAPITAL IV, L.P.
VERSANT SIDE FUND IV, L.P.

BY:	VERSANT VENTURES IV, LLC
Its:	General Partner

By:	/s/ Ross Jaffe, M.D.

Name:	Ross Jaffe, M.D.

Title:	Managing Director

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

New Enterprise Associates 13, L.P.

By: NEA Partners 13, L.P., its general partner

By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron

Title:	Chief Legal Officer

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

NEA Ventures 2010, Limited Partnership

By:	/s/ Louis S. Citron

Title:	Vice President

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Ali Behbahani
Ali Behbahani

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

G. Henry Entwisle, Ttee - Kathryn S. Nehra Family Trust Dated 12/19/06

By:	/s/ G. Henry Entwisle
G. Henry Entwisle, Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

G. Henry Entwisle, Ttee - Lauren M. Nehra Family Trust Dated 12/20/06

By:	/s/ G. Henry Entwisle
G. Henry Entwisle, Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Csaba Truckai
Csaba Truckai

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Bruno Strul 1998 Trust UAD 07/29/98

By:	/s/ Bruno Strul
Bruno Strul, Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Rodney C. Perkins, as Trustee of The Perkins Family Revocable Trust Dated February 28, 1986 (community property)

By:	/s/ Rodney Perkins
Rodney Perkins, Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Joseph H. Lenartz
Joseph H. Lenartz

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Lauren M. Lenartz
Lauren M. Lenartz

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Michael F. Lenartz
Michael F. Lenartz

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Margaret N. Lenartz
Margaret N. Lenartz

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Tass Adorjan
Tass Adorjan

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Robert Anderson
Robert Anderson

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Deborah J. Simpson
Deborah J. Simpson

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2009A)

By:	/s/ Philip H. Oettinger

Print Name:	Philip H. Oettinger

Title:	Member

WS Investment Company, LLC (2009C)

By:	/s/ Philip H. Oettinger

Print Name:	Philip H. Oettinger

Title:	Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2010A)

By:	/s/ Philip H. Oettinger

Print Name:	Philip H. Oettinger

Title:	Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2012A)

By:	/s/ Philip H. Oettinger

Print Name:	Philip H. Oettinger

Title:	Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2014A)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2016A)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

POLYCOMP TRUST COMPANY successor custodian to CAL NATIONAL BANK

By:	/s/ Gail Liston

CUST FBO J. CASEY MCGLYNN, IRA

/s/ J. Casey McGlynn
J. Casey McGlynn

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ David Auth
David Auth

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Boyd Charles Smith & Jill Johnson Smith Trust U/T/A 12/13/90

By:	/s/ Boyd Charles Smith

Print Name:	Boyd Charles Smith

Title:	Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Young Family Trust

By:	/s/ John A. Young

Print Name:	John A. Young

Title:	Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Gregory S. Young and Anjali S. Tate

/s/ Gregory S. Young
Gregory S. Young

/s/ Anjali S. Tate
Anjali S. Tate

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Santomero Family Limited Partnership

By:	/s/ Camillo Santomero

Print Name:	Camillo Santomero

Title:	GP

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

The Facteau Revocable Trust

By:	/s/ Bill Facteau

Print Name:	Bill Facteau

Title:

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Cynthia Yee
Cynthia Yee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

CVF, LLC

By:	/s/ Richard H. Robb

Print Name:	Richard H. Robb

Title:	Manager

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Brian Ahmann
Brian Ahmann

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

YOUNG FAMILY TRUST

By:	/s/ John A. Young

Print Name:	John A. Young

Title:	Trustee

Minerva Surgical, Inc. Amended and Restated Investors’ Rights Agreement

Signature Page to Minerva Surgical, Inc.

Amended and Restated Investor Rights Agreement, as amended,

Amended and Restated Voting Agreement, as amended and

Amended and Restated Right of First Refusal and Co-Sale Agreement, as amended

December 30, 2016

1. Pursuant to the provisions of Section 2.1(b) of the Series D Preferred Stock Third Extension Purchase Agreement dated December 23, 2016, among Minerva Surgical, Inc., a Delaware corporation (the “Company”) and the Investors listed on Exhibit A thereto (the “Purchase Agreement”), the undersigned (the “Purchaser”) is purchasing, subject to the terms and conditions of the Purchase Agreement, the number of Shares set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

2. The undersigned Purchaser hereby certifies that such Additional Purchaser has read and understands (i) the Purchase Agreement, (ii) the Amended and Restated Investor Rights Agreement, dated December 19, 2012, as amended by (x) that certain Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated September 12, 2014, (y) that certain Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated December 23, 2015 and (z) that certain Amendment No. 3 to the Amended and Restated Investor Rights Agreement dated December 30, 2016 (the “Rights Agreement”), (iii) the Amended and Restated Voting Agreement, dated September 12, 2014, as amended by (x) that certain Amendment to Voting Agreement dated December 16, 2016 and (y) that certain Amendment No. 2 to the Amended and Restated Voting Agreement, dated December 30, 2016 (the “Voting Agreement”) and (iv) the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 19, 2012, as amended by that certain Amendment No. 1 to the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 30, 2016 (the “Co-Sale Agreement”).

3. Execution of this signature page constitutes execution of, and agreement to be bound by, the Rights Agreement, the Voting Agreement and the Co-Sale Agreement.

IN WITNESS WHEREOF, the undersigned Purchaser has executed this signature page as of the date first written above.

PURCHASER:

Novo A/S

By:	/s/ Thomas Dyrberg

Name:	Thomas Dyrberg

Title:	Managing Partner Novo Ventures

Number of Shares: 5,347,593
Cash Investment Amount: $9,999,998.91

EXHIBIT A

INVESTORS

Brian Ahmann

CVF, LLC

Vivo Ventures Fund VII, L.P.

Vivo Ventures VII Affiliates Fund, L.P.

Versant Venture Capital IV, LP

Versant Side Fund IV, LP

Csaba Truckai & Gabriella Truckai, Trustees of the Truckai Family Trust dated December 21, 2009

Bruno Strul 1998 Trust UAD 07/29/98

Henry F. Lenartz Nona M. Lenartz, Trustees, the Lenartz Family Trust, U/D/T dated January 25, 1990

Tass Adorjan

Rodney C. Perkins, as Trustee of The Perkins Family Revocable Trust Dated February 28, 1986 (community property)

Robert K. Anderson

Deborah J. Simpson

WS Investment Company, LLC (2009A)

WS Investment Company, LLC (2009C)

WS Investment Company, LLC (2010A)

WS Investment Company, LLC (2012A)

WS Investment Company, LLC (2014A)

POLYCOMP TRUST COMPANY successor custodian to CAL NATIONAL BANK CUST FBO J. CASEY MCGLYNN A/C#CMJ1500

CAL NATIONAL BANK CUST FBO J. Casey McGlynn A/C#CMJ1500

David Auth

Boyd Charles Smith & Jill Johnson Smith Trust U/T/A 12/13/90

Richard and Susan Jacobsen Family Trust dated April 2, 1993

The Diana K. Young Family Heritage Trust John A. Young, Rosemary Young, and Diana K. Young Trustees

The John P. Young Family Heritage Trust John A. Young, Rosemary Young, and John P. Young Trustees

Gregory S. Young and Anjali S. Tate

Santomero Family Limited Partnership

Joseph Lenartz

Lauren Lenartz

Michael Lenartz

Margaret Lenartz

New Enterprise Associates 13, Limited Partnership

NEA Ventures 2010, Limited Partnership

Ali Behbahani

G. Henry Entwisle, Ttee - Kathryn S. Nehra Family Trust Dated 12/19/06

G. Henry Entwisle, Ttee - Lauren M. Nehra Family Trust Dated 12/20/06

The Facteau Revocable Trust

Cynthia Yee

Novo A/S

MINERVA SURGICAL, INC.

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment to the Amended and Restated Investors’ Rights Agreement (this “Amendment”): (i) amends that certain Amended and Restated Investors’ Rights Agreement dated as of December 19, 2012 (the “IRA”), by and among Minerva Surgical, Inc., a Delaware corporation (the “Company”), and those persons and entities set forth on Exhibit A thereto (each, a “Prior Investor,” and collectively, the “Prior Investors”); and (ii) is made and entered into as of September 12, 2014 (the “Effective Date”), by and among the Company and the Investors. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the IRA.

RECITALS

WHEREAS, the Company is entering into a Series D Preferred Stock Extension Purchase Agreement dated as of even date herewith (the “Series D Extension Purchase Agreement”), by and among the Company and those persons and entities identified in Schedule A of the Series D Extension Purchase Agreement (collectively, the “Investors”), that provides for, among other things, the sale by the Company and the purchase by the Investors of shares of Series D Preferred Stock (the “Series D Extension”);

WHEREAS, in connection with the Series D Extension, the Company will sell shares of Series D Preferred Stock to CVF, LLC (“CVF”);

WHEREAS, the Company has agreed to grant CVF the registration and other rights set forth in the IRA and the obligations in the Series D Extension Purchase Agreement are conditioned upon the execution and delivery of this Amendment; and

WHEREAS, pursuant to Section 5.1 of the IRA, any provision of the IRA may be amended, waived or modified only upon the written consent of the Company and the Holders (as defined therein) holding at least 66 2/3% of the Registrable Securities (as defined therein).

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to IRA.

(a) Amendment to Exhibit A of IRA. Effective as of the Effective Date, Exhibit A attached to the IRA is hereby amended to add “CVF, LLC” to the list of Investors contained thereint, hereby providing CVF with the rights contained under the IRA.

(b) Amendment to Section 3.5 of IRA. Effective as of the Effective Date, Section 3.5 of the IRA is hereby amended, restated and replaced in its entirety to read as follows:

“The Company shall invite a representative of each of New Enterprise Associates 13, Limited Partnership and its affiliates and Versant Ventures IV, LLC and its affiliates (the “Observers”), to attend all meetings of the Board (and any committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representatives copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative unless such representative is willing to sign a customary non-disclosure agreement.”

(c) Amendment to Section 5.1 of IRA. Effective as of the Effective Date, Section 5.1 of the IRA is hereby amended, restated and replaced in its entirety to read as follows:

“(a) Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding at least 66 2/3% of the Registrable Securities issued pursuant to the Purchase Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that the provisions of Sections 3.1, 3.2 and 4.1 may not be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and holders of at least 66 2/3% of the Registrable Securities held by the Significant Holders. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of and subject to this Section 5.1(a), the holders of at least 66 2/3% of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any person or entity to sell shares of Common Stock to such person following which such person would hold shares representing in the aggregate two and one half percent (2.5%) or more of the Company’s then outstanding Common Stock (treating for this purpose all shares of Common Stock issuable upon exercise or conversion of all then outstanding options, warrants or convertible securities (whether or not then exercisable or convertible) as outstanding), then (i) the Company shall cause such person, as a condition precedent to the issuance of such Common Stock, to become a party to this Agreement, agreeing to be bound by and subject to the terms of this Agreement as an “Investor” hereunder and thereafter such person shall be deemed an Investor for all purposes under this Agreement and (ii) notwithstanding Section 5.1(a), no consent shall be necessary to add such person as a signatory to this Agreement.”

(d) Amendment to Section 5.2(c) of IRA. Effective as of the Effective Date, Section 5.2(c) of the IRA is hereby amended,restated and replaced in its entirety to read as follows: “(c) if to the Company, one copy should be sent to Minerva Surgical, Inc., 101 Saginaw Drive, Redwood City, CA 94063, Attn: President, or at such other address as the Company shall have furnished to the Investors, with a copy to Philip Oettinger, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, facsimile number 650-493-6811.”

2. Miscellaneous.

(a) Full Force and Effect. To the extent not expressly amended by this Amendment, the IRA remains in full force and effect.

(b) Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of (i) the Company and (ii) Holders holding at least 66 2/3% of the Registrable Securities issued pursuant to the Purchase Agreement.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to the principles of conflict of laws of any jurisdiction.

(d) Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(e) Entire Agreement. This Amendment (including the schedules and exhibits attached hereto), the IRA (to the extent not amended by this Amendment) and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(f) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the Effective Date.

COMPANY:

MINERVA SURGICAL, INC.

By:	/s/ David Clapper
Name: David Clapper Title: President and Chief Executive Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures Fund VII, L.P.

By:	/s/ Albert Cha

Print Name

Title:

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures VII Affiliates Fund, L.P.

By:	/s/ Albert Cha

Print Name

Title:

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Venture Capital IV, L.P. By Versant Ventures IV, LLC Its General Partner

By:	/s/ Ross A. Jaffe

Print Name	Ross A. Jaffe

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Side Fund IV, L.P. By Versant Ventures IV, LLC Its General Partner

By:	/s/ Ross A. Jaffe

Print Name	Ross A. Jaffe

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

New Enterprise Associates 13, L.P. By: NEA Partners 13, L.P., its general partner By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron

Title:	Chief Legal Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2009A)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

WS Investment Company, LLC (2009C)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2010A)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

WS Investment Company, LLC (2012A)

By:	/s/ James Terranova

Print Name:	James Terranova

Title:	Member

(Signature Page to Minerva Surgical, Inc. –

Amendent to the Amended and Restated Investors’ Rights Agreement)

MINERVA SURGICAL, INC.

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 2 to the Amended and Restated Investors’ Rights Agreement (this “Amendment”): (i) amends that certain Amended and Restated Investors’ Rights Agreement dated as of December 19, 2012, as amended by Amendment No. 1, dated as of September 12, 2014 (the “IRA”), by and among Minerva Surgical, Inc., a Delaware corporation (the “Company”), and those persons and entities set forth on Exhibit A thereto (each, a “Prior Investor,” and collectively, the “Prior Investors”); and (ii) is made and entered into as of December 23, 2015 (the “Effective Date”), by and among the Company and the Investors. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the IRA.

RECITALS

WHEREAS, the Company is entering into a Series D Preferred Stock Second Extension Purchase Agreement dated as of even date herewith (the “Series D Second Extension Purchase Agreement”), by and among the Company and those persons and entities identified in Schedule A of the Series D Second Extension Purchase Agreement (collectively, the “Investors”), that provides for, among other things, the sale by the Company and the purchase by the Investors of shares of Series D Preferred Stock (the “Series D Second Extension”);

WHEREAS, in connection with the Series D Second Extension, certain Investors requested that the Company amend the IRA to make certain covenants regarding Foreign Corrupt Practices Act (“FCPA”) compliance;

WHEREAS, pursuant to Section 5.1 of the IRA, any provision of the IRA may be amended, waived or modified only upon the written consent of the Company and the Holders (as defined therein) holding at least 66 2/3% of the Registrable Securities (as defined therein).

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to IRA.

(a) Amendment to Section 3 of IRA. Effective as of the Effective Date, Section 3 of the IRA is hereby amended to include a new Section 3.14 to read as follows:

“3.14 Foreign Corrupt Practices Act. The Company represents that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its reasonable best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.”

2. Miscellaneous.

(a) Full Force and Effect. To the extent not expressly amended by this Amendment, the IRA remains in full force and effect.

(b) Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of (i) the Company and (ii) Holders holding at least 66 2/3% of the Registrable Securities issued pursuant to the Purchase Agreement.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the principles of conflict of laws of any jurisdiction.

(d) Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(e) Entire Agreement. This Amendment (including the schedules and exhibits attached hereto), the IRA (to the extent not amended by this Amendment) and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(f) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the Effective Date.

COMPANY:

MINERVA SURGICAL, INC.

By:	/s/ David Clapper
Name: David Clapper
Title: President and Chief Executive Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures Fund VII, L.P.

By:	/s/ Albert Cha

Print Name	Albert Cha

Title:	Managing Member

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures VII Affiliates Fund, L.P.

By:	/s/ Albert Cha

Print Name	Albert Cha

Title:	Managing Member

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Venture Capital IV, L.P.
By Versant Ventures IV, LLC
Its General Partner

By:	/s/ Ross A. Jaffe, MD

Print Name	Ross A. Jaffe, MD

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Side Fund IV, L.P.
By Versant Ventures IV, LLC
Its General Partner

By:	/s/ Ross A. Jaffe, MD

Print Name	Ross A. Jaffe, MD

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

New Enterprise Associates 13, L.P.

By: NEA Partners 13, L.P., its general partner

By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron

Title: Chief Legal Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

NEA Ventures 2010, Limited Partnership

By:	/s/ Louis S. Citron

Title: Louis S. Citron

Vice President

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Brian Ahmann
Brian Ahmann

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

G. Henry Entwisle, Ttee - Kathryn S. Nehra Family Trust Dated 12/19/06

By:	/s/ G. Henry Entwisle
G. Henry Entwisle, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

G. Henry Entwisle, Ttee - Lauren M. Nehra Family Trust Dated 12/20/06

By:	/s/ G. Henry Entwisle
G. Henry Entwisle, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Csaba Truckai & Gabriella Truckai, Trustees of the Truckai Family Trust dated December 21, 2009

By:	/s/ Csaba Truckai

Print Name	Csaba Truckai

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Bruno Strul 1998 Trust UAD 07/29/98

By:	/s/ Bruno Strul
Bruno Strul, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Rodney C. Perkins, as Trustee of The Perkins Family Revocable Trust Dated February 28, 1986 (community property)

By:	/s/ Rodney Perkins
Rodney Perkins, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Henry F. Lenartz Nona M. Lenartz, Trustees, the Lenartz Family Trust, U/D/T dated January 25,1990

By:	/s/ Henry F. Lenartz /s/ Nona M. Lenartz

Print Name:	Henry F. Lenartz Nona M. Lenartz

Title:	Trustees

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Tass Adorjan
Tass Adorjan

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Robert K. Anderson
Robert K. Anderson

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Boyd Charles Smith & Jill Johnson Smith Trust U/T/A 12/13/90

By:	/s/ Boyd Charles Smith

Print Name:	Boyd Charles Smith

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Richard and Susan Jacobsen Family Trust dated April 2, 1993

By:	/s/ Richard Jacobsen

Print Name:	Richard Jacobsen

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

The Diana K. Young Family Heritage Trust John A. Young, Rosemary Young, and Diana K. Young Trustees

By:	/s/ John A. Young

Print Name:	John A. Young

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

The John P. Young Family Heritage Trust John A. Young, Rosemary Young, and John P. Young Trustees

By:	/s/ John A. Young

Print Name:	John A. Young

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Gregory S. Young and Anjali S. Tate

/s/ Gregory S. Young
Gregory S. Young

/s/ Anjali S. Tate
Anjali S. Tate

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

The Facteau Revocable Trust

By:	/s/ Bill Facteau

Print Name:	Bill Facteau

Title:

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 2 to the Amended and Restated Investors’ Rights Agreement)

MINERVA SURGICAL, INC.

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 3 to the Amended and Restated Investors’ Rights Agreement (this “Amendment”): (i) amends that certain Amended and Restated Investors’ Rights Agreement dated as of December 19, 2012, as amended by Amendment No. 1, dated as of September 12, 2014, as further amended by Amendment No. 2, dated as of December 23, 2015 (the “IRA”), by and among Minerva Surgical, Inc., a Delaware corporation (the “Company”), and those persons and entities set forth on Exhibit A thereto (each, a “Prior Investor,” and collectively, the “Prior Investors”); and (ii) is made and entered into as of December 30, 2016 (the “Effective Date”), by and among the Company and the Investors. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the IRA.

RECITALS

WHEREAS, the Company is selling additional shares of Series D Preferred Stock pursuant to a Series D Third Extension Purchase Agreement dated as of December 16, 2016 (the “Series D Third Extension Purchase Agreement”), by and among the Company and those persons and entities identified in Schedule A of the Series D Third Extension Purchase Agreement (collectively, the “Investors”), that provides for, among other things, the sale by the Company and the purchase by the Investors of shares of Series D Preferred Stock (the “Series D Third Extension”);

WHEREAS, in connection with a subsequent closing of the Series D Third Extension, the Company desires to amend the IRA to make certain changes as set forth below ;

WHEREAS, pursuant to Section 5.1 of the IRA, any provision of the IRA may be amended, waived or modified only upon the written consent of the Company and the Holders (as defined therein) holding at least 66 2/3% of the Registrable Securities (as defined therein).

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to IRA.

(a) Amendment to Section 3 of IRA. Effective as of the Effective Date, Section 3.5 of the Voting Agreement is hereby amended and restated in their entirety to read as follows:

The Company shall invite a representative of each of New Enterprise Associates 13, Limited Partnership and its affiliates, Vivo Ventures Fund VII, L.P. and its affiliates, Versant Ventures IV, LLC and its affiliates and Novo A/S (the “Observers”) , to attend all meetings of the Board (and any committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representatives copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative unless such representative is willing to sign a customary non-disclosure agreement.

(b) Amendment to Section 5 of IRA. Effective as of the Effective Date, a new section shall be added in its entirety as shown below to the end of the IRA as Section 5.15:

“Limitation of Liability; Freedom to Operate Affiliates. The total liability, in the aggregate, of any Investor and its officers, directors, employees and agents, for any and all claims, losses, costs or damages, including attorneys’ and accountants’ fees and expenses and costs of any nature whatsoever or claims or expenses resulting from or in any way related to such Investor’s breach of this Agreement shall be several and not joint with the other stockholders and shall not exceed such Investor’s aggregate investment in the Company based on the aggregate purchase price of the shares of Preferred Stock purchased from the Company by such Investor. Nothing in this Agreement will restrict each Investor’s freedom to operate its “affiliates” (including any that are potential competitors of the Company).”

2. Miscellaneous.

(a) Full Force and Effect. To the extent not expressly amended by this Amendment, the IRA remains in full force and effect.

(b) Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of (i) the Company and (ii) Holders holding at least 66 2/3% of the Registrable Securities.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the principles of conflict of laws of any jurisdiction.

(d) Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(e) Entire Agreement. This Amendment (including the schedules and exhibits attached hereto), the IRA (to the extent not amended by this Amendment) and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(f) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the Effective Date.

COMPANY:

MINERVA SURGICAL, INC.

By:	/s/ David Clapper
Name: David Clapper
Title: President and Chief Executive Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures Fund VII, L.P.

By:	/s/ Albert Cha

Print Name	Albert Cha

Title:	Managing Member

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Vivo Ventures VII Affiliates Fund, L.P.

By:	/s/ Albert Cha

Print Name	Albert Cha

Title:	Managing Member

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Side Fund IV, L.P.
By: Versant Ventures IV, LLC
Its General Partner

By:	/s/ Ross Jaffe

Print Name	Ross Jaffe

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Versant Venture Capital IV, L.P.
By: Versant Ventures IV, LLC
Its General Partner

By:	/s/ Ross Jaffe

Print Name	Ross Jaffe

Title:	Managing Director

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

New Enterprise Associates 13, L.P.

By: NEA Partners 13, L.P., its general partner

By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron

Title:	Chief Legal Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

NEA Ventures 2010, Limited Partnership

By:	/s/ Louis S. Citron

Title: Chief Legal Officer

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Ali Behbahani
Ali Behbahani

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Csaba Truckai & Gabriella Truckai, Trustees of the Truckai Family Trust dated December 21, 2009

By:	/s/ Csaba Truckai

Print Name	Csaba Truckai

Title:	Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Bruno Strul 1998 Trust UAD 07/29/98

By:	/s/ Bruno Strul
Bruno Strul, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

Rodney C. Perkins, as Trustee of The Perkins Family Revocable Trust Dated February 28, 1986 (community property)

By:	/s/ Rodney Perkins
Rodney Perkins, Trustee

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ Robert K. Anderson
Robert K. Anderson

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

/s/ David Auth
David Auth

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

INVESTOR

CVF, LLC

By:	/s/ Richard H. Robb

Print Name:	Richard H. Robb

Title:	Manager

(Signature Page to Minerva Surgical, Inc. –

Amendent No. 3 to the Amended and Restated Investors’ Rights Agreement)